Slide 1

Deutsche Bank 2008 Media & Telecommunications Conference

June 9, 2008

Meredith Corporation

Steve Lacy

We appreciate the opportunity to share some insight on Meredith and the value we offer investors. I want to offer particular thanks to Paul Ginocchio and his team at Deutsche Bank for hosting us today.

We thought we'd use our time with you today to focus on our fast-growing custom marketing business that we call Meredith Integrated Marketing. Our goal is to give you a solid understanding of what we have done in this business; why we have done it; and how we believe it will add value for Meredith shareholders.

And so I am pleased to be joined today by Wendy Riches, our talented senior executive who is responsible for that business. Wendy has been instrumental in a lot of the changes we've made in that space.

Slide 2

Safe Harbor

This presentation and management's public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management's current knowledge and estimates of factors affecting the Company's operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding broadcast pacings, publishing advertising revenues, as well as any guidance related to the Company's financial performance.

Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution; changes in government regulations affecting the Company's industries; unexpected changes in interest rates; and the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

2

This presentation includes certain forward-looking statements intended to serve as a reminder of the factors that could affect our business and its results over time.

This presentation also includes references to some non-GAAP financial measures such as EBITDA and free cash flow. The financial statements and tables that reconcile GAAP results and non-GAAP measures are posted on the Meredith Web site.

Slide 3

Agenda

- Strategic Overview
- Highlight: Meredith Integrated Marketing
- Financial Overview

3

Today, l'll start with a strategic overview of our company and explain why we believe our multi-platform brands and businesses are poised for strong growth.

Then I'll turn it over to Wendy, who will take you through her business.

I'll close with a review of our financials.

And then we'll open it up to questions.

Slide 4

Strategic Overview

Broad Media Footprint

National Brands
Revenues: $1 billion

Better Homes and Gardens.
Parents
FamilyCircle
fitness
More
american baby
LADIES' HomeJournal

- 25 subscription titles
- 180 Newsstand titles

Local Brands
Revenues: $350 million

FOX 12
OREGON
PDX49
KCTV 5
KANSAS C
my ksmo TV
CBS 5
46
cbs46.com
EYEWITNESS NEWS 3
CBS 3
SPRINGFIELD

- 12 television stations
- 10% of U.S. households

Online and Diversified
Revenues: $250 million

Better Homes
$10,000 Kitchen Giveaway
Parents tv
DODGE
food family
directive
genex.
NMS
new media strategies
O'GRADY MEYERS
INTERACTIVE AGENCY
STREETS OF L.A.
WAL★MART
REALOGY
UNIVERSAL
FURNITURE

- 40+ Web sites
- Broadband Video
- Integrated Marketing
- Brand Licensing

4

Looking at a broad overview of our company, we have successfully built businesses of scale.

Our publishing business, anchored by such strong brands as Better Homes and Gardens, Parents, Family Circle and More, generates approximately $1 billion in annual revenues. Through this business, we reach 75 million unduplicated women each month. We deliver both editorial content aimed at improving their lives and messages on behalf of our advertisers.

Our 12 television stations, located mostly in fast-growing markets such as Atlanta, Phoenix and Portland, generate approximately $350 million in revenues and reach about 10 percent of U.S. households.

Our 40+ consumer Web sites draw 20 million unique visitors each month, and produces some of the highest profit margins at our company.

We offer advertisers the unusual combination of very large and very targeted audiences that are at key decision-making times in their lives.

Our 85 million name database is one of the largest in the media industry. This asset gives us the means to support our circulation activities and expand in a variety of new directions.

Slide 5

Strategic Overview

Balanced Revenue Mix

Advertising Revenues: 60%

Non-advertising Revenues: 40%

Parents
Better Homes and Gardens
More
KCTV 5
KANSAS CITY
FOX 12
OREGON
fitness
mind body + spirit
PDX49
UNIVERSAL
FURNITURE
WAL*MART
Better Homes
NEW COOK BOOK
diabetic
LIVING
genex.
free year
10 issues free!
More
NMS
new media strategies
O'GRADY MEYERS

5

Approximately 60 percent of Meredith's $1.6 billion in annual revenues is derived from advertising sources, and 40 percent from non-advertising sources.

This balance has given Meredith the ability to outperform our peers in times when the general economy is strong. It has also given us the strength to gain market share in past downturns, and out-perform our competitors in times of recovery.

Slide 6

Strategic Overview

Growing Online and Video Portfolio

National Brands

scrapbooks etc.
FamilyCircle
Better Homes and Gardens
FREE YEAR + 2 FREE GIFTS
You Could Win Our $10,000 Kitchen Giveaway
Decorating
Gardening
Remodeling

- 25 websites
- 11 million unique visitors
- 130 million page views
- 3.3 million online subscriptions

Local Brands

CBS 5 News Makes Mornings Easier
Weekdays 4:30 - 7:00am
FOX 12 OREGON
46NEWS

- 18 websites
- 9 million unique visitors
- 40 million page views
- Mobile platforms

Broadband

Better

Parents tv

- 2 broadband channels
- 2.4 million video clips
- Video on demand
- Custom production

6

Turning to our online activities, we have also demonstrated the ability to build businesses of scale. Today we attract a combined 20 million unique visitors and deliver 170 million page views at our magazine and television station sites.

Beyond offering an additional editorial platform for our consumers, the Internet is an important tool to help generate subscriptions to support our magazine circulation activity. Web-sourced subscriptions cost half traditional direct-mail sources. We have generated 3.3 million online orders so far this fiscal year.

Slide 7

Strategic Overview

Meredith Growth Strategies

- Maximize core businesses
- Boost online presence and revenues
- Expand Brand Licensing activities
- Grow Meredith Video Solutions
- Increase retransmission revenues
- Expand Meredith Integrated Marketing

7

Broadly speaking, we are pursuing the following strategies to spur growth. They are:

  Maximizing our core business in print and broadcasting;

  Boosting our online presence and revenues

  Expanding our brand licensing activities. Our most recent announcements in this space include agreements with Wal-Mart, Realogy and Universal Furniture.

  We're growing Meredith Video Solutions, bringing to life our national brands via video.

  We are increasing revenues through retransmission agreements

  Finally, we're expanding Meredith Integrated Marketing

And with that overview, I'd like to turn it over to Wendy.

Slide 8

Agenda

- Strategic Overview
- Highlight: Meredith Integrated Marketing
  - Strong heritage in custom publishing
  - Transformative growth strategy
  - Comprehensive breadth of services
- Financial Overview

8

Wendy Riches

Thank you Steve, and good afternoon everyone.

Meredith Integrated Marketing is the business-to-business arm of the company. We have a strong heritage of custom publishing, proven by recent large new business wins such as Kraft's Food & Family program, which is the largest of its kind in North America.

As I'll demonstrate in the coming slides, we've been quickly transforming this business to strengthen our traditional business by adding a deep breadth of Customer Relationship Marketing services.

Our goal is to position Meredith to better capture new opportunities.

Beyond strengthening our ties to some of America's largest companies, this strategy is also delivering a growing and profitable revenue source that is not dependent on advertising.

Slide 9

Meredith Integrated Marketing

Strong Heritage in Custom Publishing

- Expertise includes:
  - Offline custom marketing
  - Consumer research
  - Editorial talent
  - Content creation and archive
- Measurable return on investment

CHRYSLER

Carnival®

DIRECTV®

Publix®

KRAFT

9

As background, Meredith has offered custom communications services for 40 years. And we continue to be strong in that area:

Broadly speaking, we are engaged in activities that:

  Increase the loyalty of our clients' customers.

  Help our clients boost the amount of products and services their customers purchase.

  Help our clients find new customers and promoting their brands.

Our expertise includes offline custom marketing, consumer research and top-notch editorial talent creating content that is relevant and on-target.

Beyond these capabilities, we can measure the impact of our programs - which is appealing to our clients.

Slide 10

Meredith Integrated Marketing

Transformative Growth Strategy

- **April 2006** → O'GRADY\MEYERS INTERACTIVE AGENCY
- **January 2007** → NMS new media strategies; genex.
- **October 2007** → directive A SMARTER WAY TO CONNECT THE DOTS
- **June 2008** → BIG COMMUNICATIONS

10

About two years ago, we set in motion a plan to transform Integrated Marketing from a pure custom publisher into a full service marketing company, bringing new business and clients.

We focused on adding exciting new digital competencies in order to follow consumer eyeballs - and therefore marketing dollars - that were already moving from print to online.

Over this time period, we have acquired five companies. This has given us immediate scale, new clients and hundreds of talented employees skilled at cutting edge marketing techniques.

Slide 11

Meredith Integrated Marketing

O'Grady Meyers

- Expertise includes:
  - CRM strategy
  - Online user experience & branding
  - Web site architecture and design
- Interactive agency for Nestlé USA
- Strength in packaged goods
- 65 employees

Our first acquisition was O'Grady Meyers.  Based in Los Angeles, OGM is an interactive agency of record for Nestle, USA.

The agency specializes in developing clients' online CRM strategy, e-branding, and Web site design and build. Their expertise and experience is particularly strong in the package goods arena.

Before acquiring OGM, we worked alongside them on the Nestle Gerber Very Best Baby program. This gave us the opportunity to assess their capabilities and potential fit.

OGM also handles other big Nestle brands, including Power Bar, Buitoni and Juicy Juice. Clients outside Nestle include two new clients introduced by Meredith: Charming Shoppes and Carnival Cruise Lines.

The latter are good examples of the kind of cross pollination that we aimed to achieve between the companies through doing this type of acquisition.

Slide 12

Meredith Integrated Marketing

Genex

- Expertise includes:
  - User experience
  - Web site architecture
  - Online application development
  - Leading edge visual design
- Strength in import automotive and financial services
- 120 employees

ACURA
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THE 290-HP 2006 ACURA RL
Ahead of the curve
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12

In January of 2007, we acquired another online specialist, Genex. It is also based in Los Angeles, and has expertise that is complementary to OGM's focus on online marketing for Consumer Packaged Goods clients.

Genex specializes in building large, very complex Web sites and developing innovative online applications for clients in categories such as financial services and automotive. These are two areas where the internet plays an increasingly important role in the purchasing process.

Genex was founded in 1995.  One of its largest clients is Honda North America, who has been with the agency since 1997. Genex also works for Cessna, Lexus and Kraft, among others.

Slide 13

Meredith Integrated Marketing

New Media Strategies

- Expertise includes:
  - Word-of-mouth campaigns
  - Online brand promotion and protection
  - Viral marketing
- 90 employees

BOLD MOVES
DOCUMENTING THE FUTURE OF FORD
Ford
HOME
ALL EPISODES
ALL ARTICLES
COMMUNITY BUZZ
TELL A FRIEND
FEEDS
ABOUT
FORD VEHICLES
EPISODE
30
PLAY VIDEO
After a year of meeting challenges and creating opportunities, Ford is poised to come back strong. Get a glimpse with the final episode of FordBoldMoves.com.
Launch Episode 30
COMMUNITY BUZZ
Goodnight Sweetheart, Well it's Time to Go!
Barrett-Jackson: Going Once, Going Twice...
Coordinates Locked in, Target Acquired!
IN THE NEWS
Toyota open to expanded Ford partnership
Toyota president would consider closer ties with Ford
17-01-2007: Toyota would consider tie with Ford if asked
Report: Toyota president would consider closer ties

Coca-Cola PEPSI abc Ford DODGE Jeep verizon SONY

13

New Media Strategies, also acquired in January 2007, specializes in word-of-mouth marketing campaigns and online brand promotion and protection.

The agency provides two core services on a monthly retainer basis:

First, online research and intelligence culled from millions of web destinations to help clients monitor consumer attitudes about their brands.

Second, develop and execute online campaigns to help position and promote brands within communities.

New Media serves a wide variety of clients ranging from Coca-Cola and ABC to Ford and Merck. It provides services to Meredith itself and is profiting from introductions to Meredith clients who are increasingly including word-of-mouth in their marketing budgets.

Slide 14

Meredith Integrated Marketing

Directive

- Expertise includes:
  - Data mining and analysis
  - Custom market research
  - Database consulting
  - Predictive modeling
- Strength in the scientific component of marketing

14

Directive - acquired last fall - represents the left brain activities for Meredith Integrated Marketing. It brings the science complement to MIM's art of marketing.

Directive provides data analysis, test design and database consulting services. Directive's capabilities improve marketing performance by:

Improving target audience definition through increased response and reduced waste

Improving customer acquisition

Reducing customer defection

Slide 15

Meredith Integrated Marketing

Big Communications

- Expertise includes:
  - Content development
  - Social networking
  - Mobile solutions
- Strength in healthcare
- 110 employees

NicoDerm
About NicoDerm
Smoking & Addiction
Get Ready to Quit
Smokers' Stories
Journey to Success
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YOUR FREE PERSONALIZED QUIT PROGRAM
TEN WEEKS TO FREEDOM
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TOOLS TO ACHIEVE YOUR GOALS
TODAY ON THE DISCUSSION FORUMS

Johnson & Johnson | Abbott A Promise for Life | Schering-Plough | NOVARTIS | Pfizer | UnitedHealth Group

The newest member of the Meredith Integrated Marketing family is BIG Communications, which we announced just a few days ago.

We have articulated in recent months our strategic goal to further expand into the health category.

Big, based in Detroit, has a strong foothold among the largest pharmaceutical companies.

Big's expertise lies in developing custom marketing solutions for the health care industry. Big's particular strength lies in the development of sales force materials for pharmaceutical companies.

Slide 16

Meredith Integrated Marketing

Comprehensive Breadth of Services

Meredith Integrated Marketing (pre-acquisitions)

Offline Custom Marketing — Database — Consumer Research — Editorial Expertise

O'Grady Meyers

Online CRM Strategy — Online Promotions — Online Branding — Site Design

Genex

Site Design — Multi-channel Marketing Strategies — E-CRM Strategy — E-Commerce Strategy

New Media Strategies

Word-of-Mouth Marketing — Viral — Online Research — Consumer Monitoring

Directive

Database Marketing — Analytics — Customer Asset Management

Big Communications

Healthcare Marketing — Content Development — Social Networking — Mobile

16

Here's how these acquisitions have contributed to creating the "new" Meredith Integrated Marketing.

Through acquiring OGM, we achieved immediate online publishing and marketing capabilities, with particular strength in e-crm strategy and branding for CPG clients like Nestle.

The addition of Genex gave us bench strength in Web site architecture and application development specially relevant to clients in the automotive and financial services sector.

New Media Strategies enhanced our capabilities in the rapidly developing category of word of mouth and viral marketing which applies across all our clients, and in fact, helps Meredith's own business.

Directive has given us skill at database and customer targeting.

BIG also brings us new competencies within the healthcare industry, and important contacts inside the marketing departments of the world's largest pharmaceutical companies.

These transactions have brought Meredith meaningful new client relationships. And we've been further rewarded by winning business from existing Meredith clients.

Slide 17

Meredith Integrated Marketing

Comprehensive Breadth of Services

CUSTOM PUBLISHER	→	RELATIONSHIP MARKETER
Brand Messaging	→	Brand Marketing
Awareness/Imagery/ Propensity to purchase	→	Calls to action; Purchase triggers
Responsive/Executional	→	Proactive/Strategic
Ink-on-paper/magazine	→	Discipline-neutral (mail; e-marketing; magazines)
Turn-key, flat fee solutions	→	Fees, based on blended rates
Vendors	→	**Partners**

17

As we transform Meredith Integrated Marketing from a pure custom publisher into a marketing services agency, we move from creating primarily ink-on-paper print programs to delivering database and digital marketing for our clients.

And that moves us from the position of vendor to that of a trusted, strategic partner.

  There is real money to be made here since the revenues of agencies that specialize in CRM are much larger than those of pure custom publishers.

Slide 18

Meredith Integrated Marketing

Comprehensive Breadth of Services

Intelligence
Consumer Insights
Customer Data
Program Strategy
Metrics & ROI
Creative Excellence
Content
Analysis
Measurement
Separate for Specialist Programs
Integrated for Brand Synergy
Big
Custom Healthcare Marketing
New Media Strategies
Word of Mouth Marketing
Directive
Database Marketing
O'Grady Meyers
Online Marketing
Genex
Online Marketing
Meredith
Integrated Marketing
Custom Communications

18

Looking at the resulting organization, each of our five agencies can stand and work alone for clients - when appropriate. For example, they can deliver a specialist program.

However, we can combine any or all of these businesses to create comprehensive programs for our clients.

This is working quite well in practice, as I'll demonstrate now in talking to you about the services we are delivering for Kraft.

Slide 19

Meredith Integrated Marketing

Kraft Case Study

Kraft Food & Family

Our Contracted Assignment:
- Food and Family Magazines
- Food and Family Emails

New Assignments:
- Circulation consulting
- Database list rental
- Campaign management
- Brand insert development

food&family
summer's a breeze
Fast, Fresh Salads
58
Tropical Desserts
Family Gatherings:
food&family
simple shortcuts
Got 5 minutes? Make dessert!

19

Because of these new capabilities, Meredith was well positioned to pitch for the largest custom marketing account in the industry - and win it.

Food & Family is Kraft's service brand reaching millions of consumers. It has helped Kraft position itself as a food solutions company instead of just a food product company. We have grown this relationship since winning it just a few months ago.

Kraft needed a partner that could take the brand to a new level and across multiple distribution platforms such as print, online and video. Kraft is also interested in using emerging channels such as social networking.

Finally, Kraft needed a partner that could help it better define its best customers, and measure campaign performance. Meredith now has the capabilities to do this all under one roof.

By marshaling our internal resources and newly acquired agency expertise, we showed how Meredith could improve and expand the Food & Family brand in the years to come.

Slide 20

Meredith Integrated Marketing

Meredith Integrated Marketing

25% CAGR
$150E
$105
$83
$75
$60
2004
2005
2006
2007
2008
Fiscal Year

$ in millions

E = Estimate

20

As a result of the continuing strength of our custom publishing business and transformative acquisitions, Meredith has gained a swiftly growing revenue stream that is not dependant on advertising budgets.

Using 2004 as a base, we've achieved revenue growth of more than 25 percent, compounded annually.

In our most recently completed quarter - our fiscal third quarter - consolidated revenues at Meredith Integrated Marketing rose nearly 50 percent and operating profit rose more than 150 percent.

The growth came from both the core custom publishing business and our acquisitions.

Slide 21

Meredith Integrated Marketing

Growth Strategies

- Strengthen core custom publishing operations
- Grow recent acquisitions
- Retain and grow large keystone accounts
- Add new business

21

In summary,

We are pursuing the growth strategies you see before you. We have a strong heritage of custom publishing. We are quickly expanding by adding new, complimentary Customer Relationship Marketing services that are focused on a few key elements:

  Increasing the loyalty of our clients' customers.
  Helping our clients boost the amount of products and services their customers purchase.
  Helping our clients find new customers and promoting their brands.
  Providing our clients with a measurable return on their investment.

We have been rapidly transforming this business to strengthen our traditional business and position Meredith to better capture new opportunities.

The benefit to Meredith is that it delivers a growing and profitable revenue source that is not dependent on advertising.

Slide 22

Agenda

- Strategic Overview
- Highlight: Meredith Integrated Marketing
- Financial Overview

22

And now I'll turn the presentation over to Steve Lacy to give you an update on Meredith's overall financials.

Slide 23

Financial Overview

Strong Free Cash Flow

Fiscal 1998 through Fiscal 2007

Free Cash Flow	$1,100
Net Debt	500
Deferred Taxes	200
Stock Option Exercises	200
Available Cash	**$2,000**
Acquisitions, Net of Dispositions	$1,200
Share Repurchases	600
Dividends	200
Utilization of Cash	**$2,000**

23

$ in millions

Thank you, Wendy.

We generate strong free cash flow. We believe we've used that cash well to grow our business and reward our shareholders.

Over the past decade, we have generated more than $1.1 billion of free cash flow, which is defined as net earnings plus depreciation and amortization, less capex and excluding any special items. In a typical year, our free cash flow runs at 110 percent to 115 percent of net earnings.

We have completed approximately $1.2 billion in net acquisitions. We want to continue executing accretive acquisitions of meaningful scale every few years.

We have a consistent track record of returning capital to our shareholders through share repurchases and dividends.

Slide 24

Growing Share Repurchases

$37
$135
$280
$338
$475
2004
2005
2006
2007
2008 *

* As of May 31, 2008

$ in millions; fiscal years

Cumulative share repurchases in millions of $; fiscal years

24

We increased our repurchase activity substantially in recent years - especially in fiscal 2008. We have repurchased approximately 2.8 million shares so far this fiscal year, which is more than twice what we repurchased in the entire last fiscal year.

Slide 25

Financial Overview

Increasing Dividends Per Share

Dividend increases:

- **2008: 16%**
- **2007: 16%**
- **2006: 14%**
- **2005: 17%**
- **2004: 26%**

12% CAGR
$0.28
$0.30
$0.32
$0.34
$0.36
$0.38
$0.48
$0.56
$0.64
$0.74
$0.86
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Calendar years

25

We have paid dividends for 61 consecutive years, and increased our dividend for 15 straight years.

In January, we raised our quarterly dividend rate 16 percent. This is on top of meaningful increases in prior years.

Over the last 10 years, we have increased the dividend at an 12 percent compounded annual growth rate.

Slide 26

Financial Overview

Favorable Debt Structure

- $435 million total debt
- 4.5% cost of debt
- 1.3x debt to EBITDA
- 3.75x maximum debt to EBITDA

As of June 1, 2008

26

Our current debt is $435 million and the average cost is 4.5 percent. Our debt-to-trailing 12 month EBITDA ratio is 1.3, which provides plenty of opportunity for acquisitions. Our debt covenants allow a debt-to-EBITDA ratio of 3.75 to 1.

Slide 27

Financial Overview

Outlook

Fiscal 2008 earnings per share*:	$3.15-$3.20E
Fiscal 2009:	Update on July 30, 2008 earnings call

* Before Fourth Quarter charges announced June 5, 2008
E= Estimate

27

Now, let me turn to our outlook for fiscal 2008.

As we announced last Thursday, June 5th, we expect fiscal 2008 earnings per share to be at the lower end of the range articulated when we released third quarter earnings.  This is before the special charge announced on that date as well.

Consistent with our prior practice, we will provide guidance for fiscal 2009 when we report fourth quarter earnings on July 30.

As outlined in our Safe Harbor statement, I want to remind you that a number of uncertainties still remain that can affect our results.

Slide 28

Summary

- Vibrant and profitable media assets and brands
- Growing online and video presence and revenues
- High-performing Integrated Marketing business
- Strong financial position

28

In summary,

We have a powerful portfolio of media brands and assets that are well-positioned relative to our peers.

Our online properties are experiencing strong revenue growth while adding meaningful profits. We are making appropriate investments to ensure that growth continues.

Our non-advertising sources of revenue, including our licensing and integrated marketing businesses, are delivering exciting new revenues.

We have a very conservative balance sheet with plenty of dry powder to execute strategic acquisitions.

We would be happy to answer any questions you may have.